                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 9, 2001

                         TRIDON ENTERPRISES INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


         Colorado                                             13-3183646
--------------------------------------------------------------------------------
(State of Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)

Room 1305, 13/F Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code        (852) XXXX-XXX

            345 North Maple Drive, Suite 281 Beverly Hills, CA 90210
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)  Financial Statements of Businesses Acquired.

The financial statements required by this are attached hereto. These financial statements relate to the acquisition made pursuant to a Share Exchange Agreement, dated as of December 10, 2001 (the "Share Exchange Agreement") by and among the Registrant, Tridon Trust and Alpha Sky Investment Limited. ("Alpha"). Pursuant to the Share Exchange Agreement, on December 10, 2001 (the "Closing"), the Registrant acquired from Alpha all of its equity interests in Accuhigh Investments Limited, a British Virgin Islands company ("Accuhigh") and Tidy Sum Investments Limited, a British Virgin Islands company ("Tidy"). The Registrant filed a Form 8-K with the Commission reporting this acquisition on December 21, 2001.

b)  Pro Forma Financial Information.

(c) Exhibits.

    None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRIDON ENTERPRISES INCORPORATED
Date  February 18, 2002
                                     By /s/ Xuedong Hu
                                     Name: Xuedong Hu
                                     Title:  Chairman of the Board

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Alpha Sky Investment Limited and Subsidiaries
British Virgin Islands

We have audited the accompanying consolidated balance sheets of Alpha Sky Investment Limited and Subsidiaries (the "Company"), as of December 31, 2000 and 1999, and the related consolidated statements of operations, shareholders' deficit and cash flows for the years ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alpha Sky Investment Limited and Subsidiaries, as of December 31, 2000 and 1999 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Miami, Florida
February 18, 2002

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

                           Consolidated Balance Sheets

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

                           Consolidated Balance Sheets

                           December 31, 2000 and 1999

                                                                    2000                 1999
                                                               --------------        --------------
                       A S S E T S                                  US$                   US$
                                                               --------------        --------------
Current Assets:
  Cash and cash equivalents                                             1,776                   336
  Other receivables, deposits and prepayments                          25,311                24,168
  Advances to related parties                                           4,504                 4,504
                                                               --------------        --------------

                Total Current Assets                                   31,591                29,008

Property, plant and equipment, net                                     73,314                83,492
                                                               --------------        --------------

                                                                      104,905               112,500
                                                               ==============        ==============

                     LIABILITIES AND
                  SHAREHOLDERS' DEFICIT

Current Liabilities:
  Other accounts payable and accrued expenses                          12,820                 6,412
  Advances from related parties                                       507,487               292,063
                                                               --------------        --------------

        Total Current Liabilities                                     520,307               298,475
                                                               --------------        --------------

Shareholders' Deficit:
  Common stock, par value US$ 1.00 per share; authorized
    50,000 shares; 1,000 shares issued
    and outstanding                                                     1,000                 1,000
  Additional paid-in capital                                              282                   282
  Deficit accumulated during the development stage                   (416,684)             (187,257)
                                                               --------------        --------------

        Total Shareholders' Deficit                                  (415,402)             (185,975)
                                                               --------------        --------------

                                                                      104,905               112,500
                                                               ==============        ==============

The accompanying notes are an integral part of these consolidated financial statements.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

                      Consolidated Statements of Operations

                     Years Ended December 31, 2000 and 1999


                                           Cumulative
                                             During
                                           Development
                                              Stage         2000         1999
                                           -----------    --------     --------
                                                US$          US$          US$
                                             --------     --------     --------
Income                                             --           --           --

General and Administrative Expenses          (416,778)    (229,556)    (187,222)
                                             --------     --------     --------

Loss from Operations                         (416,778)    (229,556)    (187,222)

Other Income                                       94           90            4
                                             --------     --------     --------

Loss Before Income Taxes                     (416,684)    (229,466)    (187,218)

Income Taxes                                       --           --           --
                                             --------     --------     --------

Net Loss                                     (416,684)    (229,466)    (187,218)
                                             ========     ========     ========


The accompanying notes are an integral part of these consolidated financial statements.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES

                          (A Development Stage Company)

                      Consolidated Statements of Operations

                     Years Ended December 31, 2000 and 1999

                                                                                         Deficit
                                           Common Stock                                Accumulated         Total
                                    ---------------------------       Additional        During the      Shareholders'
                                      Shares           Amount      Paid-In Capital   Development Stage     Deficit
                                    ----------       ----------    ---------------   -----------------  -------------
                                                         HK$             HK$                HK$              HK$
Common stock, par value
  US $1.00 each (7.8 HK$)                1,000            7,800            2,200                --            10,000

Net loss for the period from
  inception, December 9, 1998
  to December 31, 1999                      --               --               --        (1,460,304)       (1,460,304)
                                    ----------       ----------       ----------        ----------        ----------

Balance, December 31, 1999               1,000            7,800            2,200        (1,460,304)       (1,450,304)

Net loss for the year ended
  December 31, 2000                         --               --               --        (1,789,833)       (1,789,833)
                                    ----------       ----------       ----------        ----------        ----------

Balance, December 31, 2000               1,000            7,800            2,200        (3,250,137)       (3,240,137)
                                    ==========       ==========       ==========        ==========        ==========

US$                                                       1,000              282          (416,684)         (415,402)
                                                     ==========       ==========        ==========        ==========


The accompanying notes are an integral part of these consolidated financial statements.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

                      Consolidated Statements of Cash Flows

                     Years Ended December 31, 2000 and 1999

                                                                        2000            1999
                                                 Cumulative during    --------        --------
                                                 Development Stage      US$             US$
                                                 -----------------    --------        --------
Cash Flows from Operating Activities:
  Net loss                                            (416,684)       (229,466)       (187,218)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Depreciation and amortization                       45,191          23,701          21,490
  Changes in operating assets and liabilities:
    Increase in other receivables,
     deposits and prepayments                          (25,311)         (1,148)        (24,163)
    Increase in other payables and
     accrued expenses                                   12,820           6,410           6,410
                                                      --------        --------        --------

Net Cash Used in Operating Activities                 (383,984)       (200,503)       (183,481)
                                                      --------        --------        --------

Cash Flows from Investing Activities:
  Acquisition of plant and equipment                  (118,505)        (13,540)       (104,965)
                                                      --------        --------        --------

Cash Flows from Financing Activities:
  Increase in advances from related parties            507,487         215,485         292,002
  Increase in advances to related parties               (4,504)             --          (4,504)
  Issuance of common stock                               1,282              --           1,282
                                                      --------        --------        --------

Net Cash Provided by Financing Activities              504,265         215,485         288,780
                                                      --------        --------        --------

Net Increase in Cash                                     1,776           1,442             334

Cash and Cash Equivalents -- Beginning                      --             334              --
                                                      --------        --------        --------

Cash and Cash Equivalents -- Ending                      1,776           1,776             334
                                                      ========        ========        ========


The accompanying notes are an integral part of these consolidated financial statements.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

                   Notes to Consolidated Financial Statements

                     Years Ended December 31, 2000 and 1999

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization and Basis of Consolidated Financial Statements -- The consolidated financial statements include the accounts of Alpha Sky Investment Limited and its wholly-owned subsidiaries, Accuhigh Investments Limited, Tidy Sum Investments Limited and Alpha Spacecom Company Limited (collectively the "Company").

        Alpha Sky Investment Limited ("Alpha") was incorporated on August 19, 1998 in the British Virgin Islands. It was incorporated with authorized share capital of 50,000 shares of common stock with a par value of $1.00 per share. As of June 25, 2001, 1,000 shares of common stock were issued and outstanding.

        Accuhigh Investments Limited ("Accuhigh"), a British Virgin Island Company and was incorporated on June 12, 2001 in the British Virgin Islands. It was incorporated with authorized share capital of 50,000 shares of common stock with a par value of $1.00 per share. On June 25, 2001, 1 share of common stock was issued and outstanding.

        Tidy Sum Investments Limited, a British Virgin Islands Company ("Tidy"), was incorporated on June 22, 2001 with authorized share capital of 50,000 shares of common stock; par value of $1.00 per share. As of June 25, 2001, 1 share of common stock was issued and outstanding.

        Alpha Spacecom Company Limited ("ASC", the "operating company") was incorporated in Hong Kong on December 9, 1998, with authorized share capital of 10,000 shares of common stock with a par value of HK $1.00 per share. 1 share of common stock was issued and outstanding.

        On July 10, 2001, Accuhigh acquired 100% of the shares of ASC accounted for under the purchase method without any resultant goodwill; 1% of the then outstanding common shares were held by Tidy Sum Investment Limited in trust for the Company.

        BASIS OF PRESENTATION -- The accompanying financial statements, principally those of the operating company, present the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and cash flows for the years then ended on a consolidated basis. All significant inter-company accounts and transactions have been eliminated in consolidation.

        The Company has been in the development stage since formation and primarily through the operations of ASC, is engaged in the business of developing a KA band communication satellite system that will provide broadband telecommunications services to the People's Republic of China (the "PRC") and its neighboring Asia Pacific countries.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

             Notes to Consolidated Financial Statements (Continued)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        ASC has signed a memorandum of understanding with China Broadcasting Film Television Satellite Company ("CBSat"), a division of China's State Administration of Radio, Film and Television ("SARFT") to develop, construct, launch, maintain and operate KA bank satellites for distribution of news, sports, entertainment and Satellite Pay Per View ("SPPV") services in the PRC. ASC has also signed a memorandum of understanding with Lockheed Martin Commercial Space Systems ("LMCSS") whereby LMCSS will provide design, supply, installation and integration of the ground network and satellites, namely the Alphacom System.

        Cash and Cash Equivalents -- Cash and cash equivalents include cash on hand and deposits with banks with an original maturity of three months or less.

        Property, Plant and Equipment -- Property, plant and equipment which consist of computer equipment, are stated at cost less accumulated depreciation.

        Depreciation is calculated on a straight-line basis to write-off the cost of each asset over its estimated useful life, usually five years.

        Translation of Foreign Currencies -- Monetary items denominated in foreign currencies are translated into Hong Kong Dollars at the rate of exchange in effect at the balance sheet date. Non-monetary items denominated in foreign currencies are translated into Hong Kong Dollars at the approximate rate of exchange in effect at the translation date. Any revenue or expense resulting from a transaction made in a foreign currency is translated into Hong Kong Dollars at the approximate rate of exchange in effect on the date of the transaction. Foreign exchange gains or losses resulting from the translation or settlement of a monetary item in a foreign currency are included as a separate component of shareholders' equity.

        Translation of amounts from HK$ into US$ for the convenience of the reader has been made at the Exchange Rate on December 21, 2000 and 1999 of US $1.00 = HK $7.8. No representation is made that the HK$ amounts could have been, or could be, converted into United States dollars at that rate on December 31, 2000 and 1999, or at any other date.

        Income Taxes -- Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

             Notes to Consolidated Financial Statements (Continued)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Comprehensive Income -- The Company adopted SFAS No. 130, "Reporting Comprehensive Income", on January 1, 1998. SFAS No. 130 establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. SFAS No. 130 defines comprehensive income to include all changes in equity except those resulting from investment by owners and distributions to owners. Among other disclosures SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that is presented with the same prominence as other financial statements. The Company currently does not have any comprehensive income.

        Risk Consideration -- As a majority of the Company's operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with investments in equity securities of North American and Western European companies. The Company's operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for the past several years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social life. There is also no guarantee that the PRC government's pursuit of economic reforms will be consistent or effective.

        The Company expects that substantially all of its revenues will be denominated in RMB. A portion of such revenues will need to be converted into other currencies to meet foreign currency obligations such as payment of any dividends declared. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require PRC government approval. No assurance can be given that the operating subsidiaries within the Company will continue to be able to convert sufficient amounts of foreign currencies in the PRC's foreign exchange markets in the future for payment of dividends.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

             Notes to Consolidated Financial Statements (Continued)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        Recently Issued Accounting Standards -- In July 2001, The Financial Accounting Standards Board ("FASB") issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and other Intangible Assets. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited after that date. SFAS No. 142 changes the accounting for goodwill and intangible assets with indefinite lives from an amortization method to an impairment-only approach and requires intangible assets with finite lives to be amortized over their useful lives. Thus, amortization of goodwill and intangible assets with indefinite lives will cease upon adoption of the statement. SFAS No. 142 is required to be applied in fiscal years beginning after December 15, 2001. The Company does not expect that the adoption of SFAS No. 141 or SFAS No. 142 will have a significant immediate impact on the financial condition or results of operations of the Company, as the Company has no current planned business combinations, nor does it have any goodwill or other intangible assets recorded as of December 31, 2000.

        In August 2001, the FASB issued SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, which addresses accounting and financial reporting for the impairment or disposal of long-lived assets. This statement is effective for fiscal years beginning after December 15, 2001. The Company is currently assessing the impact, if any, that SFAS No. 144 may have on its financial condition and results of operations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

        The balances with related parties are as follows:

                                      2000                            1999
                            -------------------------       -------------------------
                               HK$             US$             HK$              US$
                            ---------       ---------       ---------       ---------
Advances to related
parties:

  Related company              35,137           4,504          35,137           4,504
                            =========       =========       =========       =========

Advances from related
 parties:

  Directors                 3,958,397         507,487       2,277,615         292,063
                            =========       =========       =========       =========


        All balances with related parties are unsecured, interest free and repayable on demand.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

             Notes to Consolidated Financial Statements (Continued)

NOTE 3 -- PROPERTY, PLANT AND EQUIPMENT

                                       2000                         1999
                               ---------------------       ---------------------
                                 HK$           US$           HK$            US$
                               -------       -------       -------       -------
At cost:
  Leasehold improvements       621,604        79,692       614,127        78,736
  Plant and machinery          171,839        22,031       105,701        13,552
  Tools and equipment          115,876        14,856        83,875        10,753
  Furniture and fittings        15,020         1,926        15,020         1,926
                               -------       -------       -------       -------

                               924,339       118,505       818,723       104,967

Accumulated depreciation       352,489        45,191       167,621        21,475
                               -------       -------       -------       -------

                               571,850        73,314       651,102        83,492
                               =======       =======       =======       =======


        Depreciation expense as of December 31, 2000 and 1999 was HK $184,868 (US $23,716) and HK $167,621 (US $21,503), respectively.

NOTE 4 -- INCOME TAXES

        The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled.

        Under the current laws of the British Virgin Islands (the "BVI"), dividends and capital gains arising from the Company's investments in the BVI are not subject to income taxes and no withholding tax is imposed on payments of dividends to the Company.

        Companies doing business and deriving income in Hong Kong are subject to Hong Kong profits tax at 16%. No income taxes have been provided for ASC as it has incurred losses since date of inception.

                  ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
                          (A Development Stage Company)

             Notes to Consolidated Financial Statements (Continued)

NOTE 5 -- LEASE COMMITMENTS

        The Company leases land and buildings under various non-cancelable contracts that expire through 2002. Rental expenses for each of the years ended December 31, 2000 and 1999 were HK $525,239 (US $67,338) and HK $558,183 (US $71,562), respectively. The future total minimum rental payments are as follows:

                                                 HK$                 US$
                                            ------------        ------------
Year Ending December 31,
  2001                                         1,325,119             169,887
  2002                                         1,165,693             149,448
                                            ------------        ------------

                                               2,490,812             319,335
                                            ============        ============


NOTE 6 -- SUBSEQUENT EVENT

        Alpha Sky Investment Limited entered into a Share Exchange Agreement dated December 10, 2001 to effectuate an exchange of shares with Tridon Enterprises Incorporated ("Tridon"), a publicly traded Colorado corporation. Pursuant to the terms of the share exchange agreement, Tridon acquired from Alpha Sky Investment Limited all of its equity interest in Accuhigh and Tidy Sum Investments Limited in exchange for 10,000,000 shares of convertible preferred stock convertible into 900,000,000 shares of common stock of Tridon. The transaction resulted in Alpha obtaining a majority voting interest in Tridon and Tridon was treated as the acquired entity. See supplemental pro-forma consolidated financial information attached hereto.

                TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

                  Pro-Forma Consolidated Financial Information
                                   (Unaudited)

In accordance with the terms of The Share Exchange Agreement dated December 10, 2001, Tridon Enterprises Incorporated (the "Registrant", "Tridon") issued 10,000,000 shares of convertible preferred stock convertible into 900,000,000 shares of common stock of the Registrant.

The following unaudited pro-forma consolidated financial information is included as required by the rules and regulations of the U.S. Security and Exchange Commission. The pro-forma financial statements herein present the proposed acquisition of Tridon Enterprises Incorporated by Alpha Sky Investment Limited ("Alpha"). The pro-forma consolidated balance sheet consolidates Alpha and Tridon historical balance sheets as of September 30, 2001. The pro-forma consolidated statements of operations consolidates Alpha and Tridon historical statements of operations for the year ended December 31, 2000 and for the nine months ended September 30, 2001.

The unaudited pro-forma consolidated statements of operations are not necessarily indicative of the operating results that would have been achieved had the transaction been in effect as of the beginning of the period presented and should not be construed as representative of future operations.

The historical financial statements of Tridon have been filed in connection with Form 8-K and the historical financial statements of Alpha are presented herewith. The unaudited pro-forma consolidated financial information presented herein should be read in conjunction with those financial statements and related notes.

For accounting purposes, the acquisition has been treated as an acquisition of Tridon Enterprises Incorporated ("Tridon") by Alpha Sky Investment ("Alpha") and as a recapitalization of Tridon Enterprises Incorporated. The historical financial statements prior to December 10, 2001 are those of Alpha Sky Investment Limited.

                TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

                      Pro-Forma Consolidated Balance Sheets
                                   (Unaudited)

                                  September 30, 2001                     Pro-Forma at September 30, 2001
                               ------------------------       ----------------------------------------------------
                                                                                         Effect of
                                                                           Adjustments    Exchange
                                Tridon          Alpha         Combined        Dr/(Cr)     of Shares   Consolidated
                               --------        --------       --------     -----------    ---------   ------------
                                 (US$)          (US$)          (US$)          (US$)                       (US$)
       A S S E T S

Current Assets:
  Cash and cash
   equivalents                      162          85,621         85,783                                    85,783
  Notes receivable and
   interest receivable          277,310              --        277,310                                   277,310
  Less allowance for bad
   debt                        (277,310)             --       (277,310)                                 (277,310)

  Other receivables,
   deposits and
   prepayments                   17,424          26,542         43,966                                    43,966
  Advances to related
   parties                           --           2,777          2,777                                     2,777
                               --------        --------       --------        ------       ------       --------

    Total Current Assets         17,586         114,940        132,526            --           --        132,526

Property, plant and
 equipment, net                   3,602          57,093         60,695            --           --         60,695
                               --------        --------       --------        ------       ------       --------

                                 21,188         172,033        193,221            --           --        193,221
                               ========        ========       ========        ======       ======       ========

                TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

                                   (Unaudited)

                                              September 30, 2001                     Pro-Forma at September 30, 2001
                                          --------------------------    --------------------------------------------------------
                                                                                                      Effect of
                                                                                       Adjustments    Exchange
                                            Tridon          Alpha         Combined       Dr/(Cr)       of Shares    Consolidated
                                          -----------    -----------    -----------    -----------    -----------    -----------
                                             (US$)           (US$)         (US$)          (US$)                          (US$)

      LIABILITIES AND
   SHAREHOLDERS' DEFICIT

Current Liabilities:
  Accounts payable, other
   accounts payable and
   accrued expenses                           298,004         12,179        310,183             --                       310,183
  Advances from officers                           --        808,848        808,848                                      808,848
  Advances from  stockholder                  201,711             --        201,711                                      201,711
  Advances from
   Vertex Marketing                            39,400             --         39,400             --             --         39,400
                                          -----------    -----------    -----------    -----------    -----------    -----------

    Total Current Liabilities                 539,115        821,027      1,360,142             --             --      1,360,142
                                          -----------    -----------    -----------    -----------    -----------    -----------
Shareholders' Deficit:
  ORIGINAL CAPITAL STRUCTURE
  Preferred stock --

   Tridon:  Preferred stock, 7%
   cumulative convertible, par
   value $.001, 20,000,000 shares
   authorized, 35,800 shares
   issued and outstanding                          36             --             36             --            (36)            --
  Common stock --
   Tridon:  Common stock, $.001
    par value, 100,000,000 shares
    authorized, 87,438,053 shares
    issued and outstanding
    Alpha:  Common stock,
    $1.00 par  value, 50,000 shares
    authorized, 1,000 shares
    issued and outstanding                     87,438          1,000         88,438             --        (88,438)            --
  AMENDED CAPITAL STRUCTURE
   Tridon:  Common stock, $.001
    par value, 1,000,000,000
    shares authorized, issued and
    outstanding                                                                                           100,000        100,000
  Additional paid-in capital               12,703,736            282     12,704,018             --        (11,526)    12,692,492
  Accumulated deficit                     (13,309,137)      (650,276)   (13,959,413)            --             --    (13,959,413)
                                          -----------    -----------    -----------    -----------    -----------    -----------

    Total Shareholders' Deficit              (517,927)      (648,994)    (1,166,921)            --             --     (1,166,921)
                                          -----------    -----------    -----------    -----------    -----------    -----------


                                               21,188        172,033        193,221             --             --        193,221
                                          ===========    ===========    ===========    ===========    ===========    ===========

                TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

                 Pro-Forma Consolidated Statement of Operations
                                   (Unaudited)

                                                    Nine Months Ended                  Nine Months Ended
                                                    September 30, 2001            Pro-Forma at September 30, 2001
                                                 -----------------------       -------------------------------------
                                                                                           Adjustments
                                                  Tridon          Alpha        Combined       Dr/(Cr)   Consolidated
                                                 --------       --------       --------    -----------  ------------
                                                  (US$)           (US$)          (US$)         (US$)        (US$)
Revenues                                               --             --             --           --            --

General and Administrative Expenses:
  Interest                                        (19,462)            --        (19,462)          --       (19,462)
  Other general and administrative expenses      (149,474)      (233,605)      (383,079)          --      (383,079)
                                                 --------       --------       --------       ------      --------


Loss from Operations                             (168,936)      (233,605)      (402,541)          --      (402,541)

Other Income:
  Other, net                                           --             13             13           --            13
  Interest                                          3,850             --          3,850           --         3,850
  Income taxes                                       (800)            --           (800)          --          (800)
                                                 --------       --------       --------       ------      --------


Net Loss                                         (165,886)      (233,592)      (399,478)          --      (399,478)
                                                 ========       ========       ========       ======      ========

                TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

                 Pro-Forma Consolidated Statement of Operations
                                   (Unaudited)

                                        Year Ended                                Pro-Forma Year Ended
                                     December 31, 2000                             December 31, 2000
                                ---------------------------       ---------------------------------------------------------
                                                                                Adjustments
                                  Tridon           Alpha           Combined        Dr/(Cr)    Consolidated     Consolidated
                                ----------       ----------       ----------    -----------   ------------     ------------
                                  (HK$)            (HK$)             (HK$)          (HK$)        (HK$)             (US$)
Revenues                                --               --               --           --              --               --

General and
 administrative expenses:
  Interest                         (39,000)              --          (39,000)          --         (39,000)         (35,000)
  Other general and
   administrative expenses        (268,772)      (1,790,534)      (2,059,306)          --      (2,059,306)        (264,014)
                                ----------       ----------       ----------       ------      ----------       ----------


Loss from operations              (307,772)      (1,790,534)      (2,098,306)          --      (2,098,306)        (269,014)

Other income (expenses):
  Other, net                       (50,489)             701          (49,788)          --         (49,788)          (6,383)
  Income taxes                      (6,240)              --           (6,240)          --          (6,240)            (800)
                                ----------       ----------       ----------       ------      ----------       ----------

Net loss after income tax         (364,501)      (1,789,833)      (2,154,334)          --      (2,154,334)        (276,197)
                                ==========       ==========       ==========       ======      ==========       ==========